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                                                                   EXHIBIT 10.25

                         TOLLGRADE COMMUNICATIONS, INC.
                    1998 EMPLOYEE INCENTIVE COMPENSATION PLAN
                        (AS AMENDED THROUGH MAY 3, 2001)


ARTICLE 1.        ESTABLISHMENT, OBJECTIVES AND DURATION.

1.1 ESTABLISHMENT OF THE PLAN. Tollgrade Communications, Inc., a Pennsylvania corporation (hereinafter referred to as the "Company"), hereby establishes an incentive compensation plan for all employees excluding officers and directors of the Company, to be known as the "Tollgrade Communications, Inc. 1998 Employee Incentive Compensation Plan" (hereinafter referred to as the "Plan"), as set forth in this document. The Plan permits the grant of Nonqualified Stock Options, Stock Appreciation Rights, Restricted Stock, Performance Shares and Performance Units. The Plan shall be effective as of January 29, 1998 (the "Effective Date") and shall remain in effect as provided in
         SECTION 1.3 hereof.

1.2 OBJECTIVES OF THE PLAN. The objectives of the Plan are to optimize the profitability and growth of the Company through incentives which are consistent with the Company's goals and which link the personal interests of Employees to those of the Company's stockholders; to provide Employees with an incentive for excellence in individual performance; and to promote teamwork among Employees. The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract, and retain the services of Employees who make significant contributions to the Company's success and allow Employees to share in the success of the Company.

1.3 DURATION OF THE PLAN. The Plan was adopted by the Board of Directors on January 29, 1998, and shall commence on the Effective Date, as described in SECTION 1.1 hereof, and shall remain in effect, subject to the right of the Board of Directors to amend or terminate the Plan at any time pursuant to ARTICLE 14 hereof, until all Shares subject to it shall have been purchased or acquired according to the Plan's provisions. However, in no event shall an Award be granted under the Plan on or after January 29, 2008.

ARTICLE 2.        DEFINITIONS

Whenever used in the Plan, the following terms shall have the meanings set forth below, and when the meaning is intended, the initial letter of the word shall be capitalized:


2.1 "AWARD" means, individually or collectively, a grant under this Plan of Nonqualified Stock Options, Stock Appreciation Rights, Restricted Stock, Performance Shares or Performance Units.

2.2 "AWARD AGREEMENT" means an agreement entered into by the Company and each Employee setting forth the terms and provisions applicable to Awards granted under this Plan.

2.3 "BENEFICIAL OWNER" OR "BENEFICIAL OWNERSHIP" shall have the meaning ascribed to such term in Rule 13d-3 of the General Rules and Regulations under the Exchange Act.

2.4      "BOARD" OR "BOARD OF DIRECTORS" means the Board of Directors of the
         Company.

2.5 "CAUSE" shall mean with respect to the termination of an Employee's employment, unless otherwise determined by the Committee at the time of the grant of the Award (i) in the case where there is no employment agreement, change of control agreement or similar agreement in effect between the Employee and the Company at the time of the grant of the Award (or where there is such an agreement but it does not define "cause" or words of like import), termination due to an Employee's dishonesty, fraud, conviction of a felony, insubordination, willful misconduct, refusal to perform services, or unsatisfactory

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         performance of his or her duties for the Company as determined by the
         Committee in its sole discretion; or (ii) in the case where there is an employment agreement, change in control agreement or similar agreement in effect between the Employee and the Company at the time of the grant of the Award that defines "cause" (or words of like import), as defined under such agreement.


2.6 "CHANGE IN CONTROL" of the Company shall be deemed to have occurred (as of a particular day, as specified by the Board) if the Board, by a majority vote, agrees that a Change in Control has occurred, or is about to occur. Such a change shall not include, however, a restructuring, reorganization, merger or other change in capitalization in which the Persons who own an interest in the Company on the Effective Date (the "Current Owners") (or any individual or entity which received from a Current Owner an interest in the Company through will or the laws of descent and distribution) maintain more than a fifty percent (50%) interest in the resultant entity.

Regardless of the Board's vote, a Change in Control will be deemed to have occurred as of the first day any one (1) or more of the following paragraphs shall have been satisfied:

         (a) Any Person (other than the Person in control of the Company as of the Effective Date of the Plan, or other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company, or a corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of stock in the Company), becomes the Beneficial Owner, directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the combined voting power of the Company's then outstanding securities; or

         (b)      The stockholders of the Company approve:

                  (i)      A plan of complete liquidation of the Company; or

                  (ii) An agreement for the sale or disposition of all or substantially all of the Company's assets (other than one in which the stockholders of the Company, as determined immediately prior to such transaction, hold, directly or indirectly, as determined immediately following such transaction, a majority of the voting power of each surviving, resulting or acquiring corporation which, immediately following such transaction, holds more than 10% of the consolidated assets of the Company immediately prior to the transaction); or

                  (iii) A merger, consolidation, or reorganization of the Company with or involving any other corporation, other than a merger, consolidation, or reorganization that would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least fifty percent (50%) of the combined voting power of the voting securities of the Company (or such surviving entity) outstanding immediately after such merger, consolidation or reorganization.

         However, in no event shall a Change in Control be deemed to have occurred, with respect to a Employee, if that Employee is part of a purchasing group which consummates the Change in Control transaction. The Employee shall be deemed "part of a purchasing group" for purposes of the preceding sentence if the Employee is an equity participant or has agreed to become an equity participant in the purchasing company or group (except for (i) passive ownership of less than five percent (5%) of the voting equity securities of the purchasing company; or (ii) ownership of equity participation in the purchasing company or group which is otherwise deemed not to be significant, as determined prior to the Change in Control by a majority of the nonemployee continuing Directors).

2.7 "CODE" means the Internal Revenue Code of 1986, as amended from time to time.

2.8 "COMMITTEE" means the Compensation Committee of the Board, as specified in ARTICLE 3 herein, or such other Committee appointed by the Board to administer the Plan with respect to grants of Awards.

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2.9      "COMPANY" means Tollgrade Communications, Inc., a Pennsylvania corporation, any successor thereto as provided in ARTICLE 17 herein.

2.10 "DIRECTOR" means any individual who is a member of the Board of Directors of the Company.

2.11     "EFFECTIVE DATE" shall have the meaning ascribed to such term in
         SECTION 1.1 hereof.

2.12 "EMPLOYEE" means any full-time active employee of the Company who is not an Officer, as defined in SECTION 2.18 hereof. Directors shall not be considered employees under the Plan.

2.13 "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended from time to time, or any successor act thereto.

2.14 "FAIR MARKET VALUE" shall be the mean between the following prices, as applicable, for the date as of which fair market value is to be determined as quoted in The Wall Street Journal (or in such other reliable publication as the Committee, in its discretion, may determine to rely upon): (i) if the Common Stock is listed on the New York Stock Exchange, the highest and lowest sales prices per share of the Common Stock as quoted in the NYSE Composite Transactions listing for such date, (ii) if the Common Stock is not listed on such exchange, the highest and lowest sales prices per share of Common Stock for such date on (or on any composite index including) the principal united States securities exchange registered under the 1934 Act on which the Common Stock is listed or (iii) if the Common Stock is not listed on such exchange, the highest and lowest sales prices per share of the Common Stock for such date on the National Association of Securities Dealers Automated Quotations System or any successor system then in use ("NASDAQ"). If there are no such sale price quotations for the date as of which fair market value is to be determined but there are such sale price quotations within a reasonable period both before and after such date, then fair market value shall be determined by taking a weighted average of the means between the highest and lowest sales prices per share of the Common Stock as so quoted on the nearest date before and the nearest date after the date as of which fair market value is to be determined. The average should be weighted inversely by the respective number of trading days between the selling dates and the date as of which fair market value is to be determined. If there are no such sale prices quotations on or within a reasonable period both before and after the date as of which fair market value is to be determined, then fair market value of the Common Stock shall be the mean between the bona fide bid and asked prices per share of Common Stock as so quoted for such date on NASDAQ, or if none, the weighted average of the means between such bona fide bid and asked prices on the nearest trading date before and the nearest trading date after the date as of which fair market value is to be determined, if both such dates are within a reasonable period. The average is to be determined in the manner described above in this SECTION 2.14. If the fair market value of the Common Stock cannot be determined on any basis previously set forth in this SECTION 214 for the date as of which fair market value is to be determined, the Committee shall in good faith determine the fair market value of the Common Stock on such date. Fair market value shall be determined without regard to any restriction other than a restriction which, by its terms, will never lapse.

2.15 "FREESTANDING SAR" means an SAR that is granted independently of any Options, as described in ARTICLE 7 herein.

2.16 "INSIDER" shall mean an individual who, immediately prior to the grant of any Award, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock for the Company. For purposes of this SECTION 2.16, an individual (i) shall be considered as owning not only Shares of Stock owned individually but also all Shares of stock that are at the time owned, directly or indirectly, by or for the spouse, ancestors, lineal descendants and bothers and sisters (whether by whole or half blood) of such individual and (ii) shall be considered as owning proportionately any Shares owned, directly or indirectly, by or for any corporation, partnership, estate or trust in which such individual is a stockholder, partner or beneficiary.

2.17 "NONQUALIFIED STOCK OPTION" OR "NQSO" means an option to purchase Shares granted under ARTICLE 6 herein and which is not intended to meet the requirements of Code Section 422.

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2.18     "OFFICER" means any person serving as an officer on behalf of the
         Company, as defined in the Company's bylaws and by requirements of Pennsylvania corporate law, and by the requirements of the rules of the National Association of Securities Dealers, Inc.

2.19 "OPTION" means a Nonqualifed Stock Option, as described in ARTICLE 6 herein.

2.20 "OPTION PRICE" means the price at which a Share may be purchased by a Employee pursuant to an Option.

2.21 "PERFORMANCE-BASED EXCEPTION" means the performance-based exception from the tax deductibility limitations of Code Section 162(m).

2.22 "PERFORMANCE SHARE" means an Award granted to an Employee, as described in ARTICLE 9 herein.

2.23 "PERFORMANCE UNIT" means an award granted to an Employee, as described in ARTICLE 9 herein.

2.24 "PERIOD OF RESTRICTION" means the period during which the transfer of Shares of Restricted Stock is limited in some way (based upon the passage of time, the achievement of performance goals, or upon the occurrence of other events as determined by the Committee, at its discretion), and the Shares are subject to a substantial risk of forfeiture, as provided in ARTICLE 8 herein.

2.25 "PERSON" shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, including a "group" as defined in Section 13(d) thereof.

2.26     "RESTRICTED STOCK" means an award granted to an Employee pursuant to
         ARTICLE 8 herein.

2.27 "RETIREMENT" shall mean any voluntary termination of employment by an Employee following the attainment of age 65.

2.28     "SHARES" means the shares of Common Stock of the Company.

2.29 "STOCK APPRECIATION RIGHT" OR "SAR" means an Award, granted alone or in connection with a related Option, designated as an SAR, pursuant to the terms of ARTICLE 7 herein.

2.30 "TANDEM SAR" means an SAR that is granted in connection with a related Option pursuant to ARTICLE 7 herein, the exercise of which shall require forfeiture of the right to purchase a Share under the related Option (and when a Share is purchased under the Option, the Tandem SAR shall similarly be canceled).

ARTICLE 3.        ADMINISTRATION

3.1 THE COMMITTEE. Except as set forth in SECTION 3.5 below, the Plan shall be administered by the Compensation Committee of the Board, or by any other Committee appointed by the Board consisting of not less than two
         (2) Directors who (i) are "non-employee" directors and otherwise meet the "disinterested administration" rules of Rule 16b-3 under the Exchange Act and (ii) are "outside directors" under Section 162(m)(4)(C) of the Code, or any successor provision. The members of the Committee shall be appointed from time to time by, and shall serve at the discretion of, the Board of Directors.

3.2 AUTHORITY OF THE COMMITTEE. Except as set forth in SECTION 3.4 below, except as limited by law or by the Articles of Incorporation or Bylaws of the Company, and subject to the provisions herein, the Committee shall have full power to grant Options (with or without SARs) and to award Restricted Stock, Performance Shares and Performance Units as described herein and to determine the Employees to whom any such award shall be made and the number of Shares to be covered thereby; determine the sizes and types of Awards; determine terms and conditions of Awards in a manner consistent with the Plan; construe and interpret the Plan and any agreement or instrument entered into under the Plan as they apply to Employees; and (subject to the provisions of ARTICLE 14 herein) amend the terms and conditions of any outstanding Award to the extent such terms and conditions are within the discretion of the Committee as provided in the Plan. Further, the Committee shall make all other determinations which may be necessary

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         or advisable for the administration of the Plan, as the Plan applies to
         Employees. As permitted by law the Committee may delegate its authority as identified herein.

3.3 DECISIONS BINDING. All determinations and decisions made by the Committee pursuant to the provisions of the Plan and all related orders and resolutions of the Board shall be final, conclusive and binding on all persons, including the Company, its stockholders, Employees, and their estates and beneficiaries.

3.4 NON-COMPETITION. If a grantee of an Option, Restricted Stock, Performance Units or Performance Shares (i) engages in the operation or management of a business (whether as owner, partner, officer, director, employee or otherwise and whether during or after employment) which is in competition with the Company, (ii) induces or attempts to induce any customer, supplier, licensee or other individual, corporation or other business organization having a business relationship with the Company to cease doing business with the Company or any in any way interferes with the relationship between any such customer, supplier, licensee or other person and the Company or (iii) solicits any employee of the Company to leave the employment thereof or in any way interferes with the relationship of such employee with the Company, the Committee, in its discretion, may immediately terminate all outstanding Options held by the grantee, declare forfeited all Restricted Stock held by the grantee as to which the restrictions have not yet lapsed and/or immediately cancel any award of Performance Units or Performance Shares. Whether a grantee has engaged in any of the activities referred to in the preceding sentence which would cause the outstanding Options to be terminated, and/or the Restricted Stock to be forfeited and/or any award of Performance Units or Performance Shares to be canceled shall be determined, in its discretion, by the Committee, and any such determination by the Committee shall be final and binding.


ARTICLE 4.        SHARES SUBJECT TO THE PLAN

4.1 NUMBER OF SHARES AVAILABLE FOR GRANTS. Subject to adjustment as provided in SECTION 4.3 herein, the number of Shares hereby reserved for issuance to Employees under the Plan shall be 940,000; provided that, of that total, the maximum number of Shares of Restricted Stock granted pursuant to ARTICLE 8 herein, shall be 50,000.

4.2 LAPSED AWARDS. If any Award granted under this Plan is canceled, terminates, expires or lapses for any reason (with the exception of termination of a Tandem SAR upon exercise of the related Option, or the termination of a related Option upon exercise of the corresponding Tandem SAR), any Shares subject to such Award shall again be available for the grant of an Award under the Plan.

4.3 ADJUSTMENTS IN AUTHORIZED SHARES. In the event of any change in corporate capitalization, such as a stock split, or a corporate transaction, such as any merger, consolidation, separation, including a spin-off, or other distribution of stock or property of the Company, any reorganization (whether or nor such reorganization comes within the definition of such term in Code Section 368) or any partial or complete liquidation of the Company, such adjustment shall be made in the number and class of Shares which may be delivered under SECTION 4.1 and in the number and class of and/or price of Shares subject to outstanding Awards granted under the Plan, and in the number and class of and/or price of Shares subject to outstanding Awards granted under the Plan, as may be determined to be appropriate and equitable by the Committee, in its sole discretion, to prevent dilution or enlargement of rights; provided, however, that the number of Shares subject to any Award shall always be a whole number.

ARTICLE 5.        ELIGIBILITY AND PARTICIPATION

5.1 ELIGIBILITY. Persons eligible to participate in this Plan shall include all Employees of the Company, excluding Officers and Directors.

5.2 ACTUAL PARTICIPATION. Subject to the provisions of the Plan, the Committee may, from time to time, select from all eligible Employees those to whom Awards shall be granted and shall determine the nature and amount of each Award.

ARTICLE 6.        STOCK OPTIONS
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6.1      GRANT OF OPTIONS. Subject to the terms and provisions of the Plan, the
         Committee may grant Nonqualified Stock Options in such number, and upon such terms, and at any time and from time to time as shall be determined by the Committee.

6.2 AWARD AGREEMENT. Each Option shall be evidenced by an Award Agreement that shall specify the Option Price, the duration of the Option, the number of Shares to which the Option pertains, and such other provisions as the Committee shall determine.

6.3 OPTION PRICE. The Option Price at which each Option may be exercised shall be no less than one hundred percent (100%) of the fair market value per share of the Common Stock covered by the Option on the date of grant. For purposes of this SECTION 6.3, the fair market value of the Common Stock shall be as determined in SECTION 2.15.

6.4 DURATION OF OPTIONS. Each Option granted to an Employee shall expire at such time as the Committee shall determine at the time of grant; provided, however, that no Option shall be exercisable after the expiration of ten years from the date of grant.

6.5 EXERCISE OF OPTIONS. Options granted under this Article 6 shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall in each instance approve, which need not be the same for each grant or for each Employee.

6.6 PAYMENT. Options granted under this Article 6 shall be exercised by the delivery of a written notice of exercise to the Company, setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares.

         The Option Price upon exercise of the Option shall be payable to the Company in full either: (a) in cash in United States Dollars (including check, bank draft or money order), or (b) by tendering previously acquired Shares having an aggregate Fair Market Value at the time of exercise equal to the total Option Price, or (c) by a combination of
         (a) and (b).

         The Company will also cooperate with any person exercising an Option who participates in a cashless exercise program of a broker or other agent under which all or part of the Shares received upon exercise of the Option are sold through the broker or other agent or under which the broker or other agent makes a loan to such person. Notwithstanding the foregoing, unless the Committee, in its discretion, shall otherwise determine at the time of grant the exercise of the Option shall not be deemed to occur and no Shares of Common Stock will be issued by the Company upon exercise of the Option until the Company has received payment of the Option Price in full.

6.7 RESTRICTIONS ON SHARE TRANSFERABILITY. The Committee may impose restrictions on any Shares acquired pursuant to the exercise of an Option granted under this ARTICLE 6 as it may deem advisable, including, without limitation, restrictions under applicable Federal securities laws, under the requirements of any stock exchange or market upon which such Shares are then listed and/or traded, and under any blue sky or other state securities laws applicable to such Shares.

6.8 TERMINATION OF EMPLOYMENT. Unless the Committee, in its discretion, shall otherwise determine:

         (i) If the employment of an Employee who is not disabled within the meaning of Section 422(c)(6) of the Code (a "Disabled Grantee") is voluntarily terminated with the consent of the Company or an Employee retires under any retirement plan of the Company, any Option held by such Employee shall be exercisable by the Employee (but only to the extent exercisable by the Employee immediately prior to the termination of employment) at any time prior to the expiration date of such Option or within one year after the date of termination, whichever is the shorter period;

         (ii) If the employment of an Employee who is a Disabled Grantee is voluntarily terminated with the consent of the Company, any outstanding Option held by such Employee shall be exercisable by the Employee in full (whether or not so exercisable by the Employee immediately prior to the termination of employment) at

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         any time prior to the expiration date of such Option or within one year after the date of termination of employment, whichever is the shorter period;

         (iii) Following the death of an Employee during employment, any outstanding Option held by the Employee at the time of death shall be exercisable in full (whether or not so exercisable by the Employee immediately prior to the death of the Employee) by the person entitled to do so under the Will of the Employee, or, if the Employee shall fail to make testamentary disposition of the stock option or shall die intestate, by the legal representative of the Employee at any time prior to the expiration date of such stock option or within one year after the date of death of the Employee, whichever is the shorter period;

         (iv) Following the death of an Employee after termination of employment during the period when an Option is exercisable, the Option shall be exercisable by such person entitled to do so under the Will of the Employee by such legal representative (but only to the extent exercisable by the Employee immediately prior to the termination of employment) at any time prior to the expiration date of such Option or within one year after the date of death, whichever is the shorter period;

         (v) Unless the exercise period of a stock option following termination of employment has been extended as provided in SECTION 13.1, if the employment of an Employee terminates for any reason other than voluntary termination with the consent of the Company, retirement under any retirement plan of the Company or death, all outstanding Options held by the Employee at the time of such termination of employment shall automatically terminate ; provided, however, that if the employment of an Employee is involuntarily terminated by the Company without Cause, any Option held by such Employee at the time of such termination that was granted to Employee on or after May 3, 2001, shall be exercisable by the Employee (but only to the extent exercisable by the Employee immediately prior to the termination of employment) at any time prior to the expiration date of such Option or within one year after the date of termination of employment, whichever is the shorter period. Whether termination of employment is a voluntary termination with the consent of the Company or an involuntary termination with or without cause shall be determined, in its discretion, by the Committee and any such determination by the Committee shall be final and binding.


6.9 NONTRANSFERABILITY OF OPTIONS. No Option granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by Will or if the Employee dies intestate by the laws of descent and distribution of the state of domicile of the Employee at the time of death. Further, all Options granted to an Employee under the Plan shall be exercisable during his or her lifetime only by the Employee.


ARTICLE 7.        STOCK APPRECIATION RIGHTS

7.1 GRANT OF SARS. Subject to the terms and conditions of the Plan, SARs may be granted to Employees at any time and from time to time as shall be determined by the Committee. The Committee may grant Freestanding SARs, Tandem SARs, or any combination of these forms of SARs. The Committee shall have complete discretion in determining the number of SARs granted to each Employee (subject to ARTICLE 4 herein) and, consistent with the provisions of the Plan, in determining the terms and conditions pertaining to such SARs. The grant price of a Freestanding SAR shall equal the Fair Market Value of a Share on the date of grant of the SAR. The grant price of Tandem SARs shall equal the Option Price of the related Option, as provided in SECTION 6.3.

7.2 EXERCISE OF TANDEM SARS. Tandem SARs may be exercised for all or part of the Shares subject to the related Option upon the surrender of the right to exercise the equivalent portion of the related Option. A

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         Tandem SAR may be exercised only with respect to the Shares for which its related Option is then exercisable.

7.3 EXERCISE OF FREESTANDING SARS. Freestanding SARs may be exercised upon whatever terms the Committee, in its sole discretion, imposes upon them.

7.4 SAR AGREEMENT. Each SAR grant shall be evidenced by an Award Agreement that shall specify the grant price, the term of the SAR, and such other provisions as the Committee shall determine.

7.5 TERM OF SARS. The term of an SAR granted under the Plan shall be determined by the Committee, in its sole discretion; provided however, that such term shall not exceed ten (10) years.

7.6 PAYMENT OF SAR AMOUNT. Upon exercise of an SAR, an Employee shall be entitled to receive payment from the Company in an amount determined by multiplying:

(a) the difference between the Fair Market Value of a Share on the date of exercise over the grant price; by

         (b) the number of Shares with respect to which the SAR is granted.

         At the discretion of the Committee, the payment upon SAR exercise may be in cash, in Shares of equivalent value, or in some combination thereof.

7.7 RULE 16B-3 REQUIREMENTS. Notwithstanding any other provision of the Plan, the Committee may impose such conditions on the exercise of an SAR as may be required to satisfy the requirements of Section 16 of the Exchange Act (or any successor rule).

7.8 TERMINATION OF EMPLOYMENT. Each SAR Award Agreement shall set forth the extent to which the Employee shall have the right to exercise the SAR following termination of the Employee's employment with the Company and/or its Subsidiaries. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with Employees, need not be uniform among all SARs issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination of such employment.

7.9 NONTRANSFERABILITY OF SARS. No SAR granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or, if the grantee dies intestate, by the laws of descent and distribution of the state of domicile of the grantee at the time of death. Further, all SARs granted to an Employee under the Plan shall be exercisable during his or her lifetime only by such Employee.


ARTICLE 8.        RESTRICTED STOCK

8.1 GRANT OF RESTRICTED STOCK. Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Shares of Restricted Stock to Employees in such amounts as the Committee shall determine.

8.2 RESTRICTED STOCK AGREEMENT. Each Restricted Stock grant shall be evidenced by a Restricted Stock Award Agreement that shall specify the Period(s) of Restriction, the number of Shares of Restricted Stock granted, and such other provisions as the Committee shall determine.

8.3 TRANSFERABILITY. Except as provided in this ARTICLE 8, the Shares of Restricted Stock granted herein may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated until the end of the applicable Period of Restriction established by the Committee and specified in the Restricted Stock Award Agreement, or upon earlier satisfaction of any other conditions, as specified by the Committee in its sole discretion and set forth in the Restricted Stock Award Agreement. All rights with respect to the Restricted Stock granted to an Employee under the Plan shall be available during his or her lifetime only to such Employee.

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8.4      OTHER RESTRICTIONS. Subject to ARTICLE 10 herein, the Committee shall impose such other conditions and/or restrictions on any Shares of Restricted Stock granted pursuant to the Plan as it may deem advisable including, without limitation, a requirement that Employees pay a stipulated purchase price for each Share of Restricted Stock, restrictions based upon the achievement of specific performance goals (Company-wide, divisional, and/or individual), time-based restrictions on vesting following the attainment of the performance goals, and/or restrictions under applicable Federal or state securities laws. The Company shall retain the certificates representing Shares of Restricted Stock in the Company's possession until such time as all conditions and/or restrictions applicable to such Shares have been satisfied. Except as otherwise provided in this ARTICLE 8, Shares of Restricted Stock covered by each Restricted Stock grant made under the Plan shall become freely transferable by the Employee after the last day of the applicable Period of Restriction.

8.5 VOTING RIGHTS. During the Period of Restriction, Employees holding Shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares.

8.6 DIVIDENDS AND OTHER DISTRIBUTIONS. During the Period of Restriction, Employees holding Shares of Restricted Stock granted hereunder may be credited with regular cash dividends paid with respect to the underlying Shares while they are so held. The Committee may apply any restrictions to the dividends that the Committee deems appropriate. In the event that any dividend constitutes a "derivative security" or an "equity security" pursuant to Rule 16(a) under the Exchange Act, such dividend shall be subject to a vesting period equal to the remaining vesting period of the Shares of Restricted Stock with respect to which the dividend is paid.

8.7 TERMINATION OF EMPLOYMENT. Each Restricted Stock Award Agreement shall set forth the extent to which the Employee shall have the right to receive unvested Restricted Shares following termination of the Employee's employment with the Company. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with each Employee, need not be uniform among all Shares of Restricted Stock issued pursuant to the Plan, and may reflect distinctions based upon the reasons for termination of such employment.

ARTICLE 9.        PERFORMANCE UNITS AND PERFORMANCE SHARES

9.1 GRANT OF PERFORMANCE UNITS/SHARES. Subject to the terms of the Plan, Performance Units and/or Performance Shares may be granted to Employees in such amounts and upon such terms, and at any time and from time to time, as shall be determined by the Committee.

9.2 VALUE OF PERFORMANCE UNITS/SHARES. Each Performance Unit shall have an initial value that is established by the Committee at the time of grant. Each Performance Share shall have an initial value equal to the Fair Market Value of a Share on the date of grant. The Committee shall set performance goals in its discretion which, depending upon the extent to which they are met, will determine the number and/or value of Performance Units/Shares that will be paid out to the Employee. For purposes of this ARTICLE 9, the time period during which the performance goals must be met shall be called a "Performance Period."

9.3 EARNING OF PERFORMANCE UNITS/SHARES. Subject to the terms of this Plan, after the applicable Performance Period has ended, the holder of Performance Units/Shares shall be entitled to receive payout on the number and value of Performance Units/Shares earned by the Employee over the Performance Period, to be determined as a function of the extent to which the corresponding performance goals have been achieved.

9.4 FORM AND TIMING OF PERFORMANCE UNITS/SHARES. Payment of earned Performance Units/Shares shall be made in a single lump sum within seventy-five (75) calendar days following the close of the applicable Performance Period. Subject to the terms of this Plan, the Committee, in its sole discretion, may pay earned Performance Units/Shares in the form of cash or Shares (or a combination thereof) which have an aggregate Fair Market Value equal to the value of the earned Performance Units/Shares at the close of the applicable Performance Period. Such Shares may be granted subject to any restrictions deemed appropriate by the Committee.

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         At the discretion of the Committee, Employees may be entitled to receive any dividends declared with respect to Shares which have been earned in connection with grants of Performance Units and/or Performance Shares which have been earned, but not yet distributed to Employees (such dividends shall be subject to the same accrual, forfeiture, and payout restrictions as apply to dividends earned with respect to Shares of Restricted Stock, as set forth in SECTION 8.6 herein). In addition, Employees may, at the discretion of the Committee, be entitled to exercise their voting rights with respect to such Shares.

9.5 TERMINATION OF EMPLOYMENT DUE TO DEATH, DISABILITY OR RETIREMENT. Unless otherwise determined by the Committee and set forth in the Employee's Award Agreement, in the event the employment of an Employee is terminated by reason of death, disability or Retirement during a Performance Period, the Employee shall receive a payout of the Performance Units/Shares which is prorated, as specified by the Committee in its discretion. Payment of earned Performance Units/Shares shall be made at a time specified by the Committee in its sole discretion and set forth in the Employee's Award Agreement.

9.6 TERMINATION OF EMPLOYMENT FOR OTHER REASONS. In the event that an Employee's employment terminates for any reason other than those reasons set forth in SECTION 9.5 herein, all Performance Units/Shares shall be forfeited by the Employee to the Company unless determined otherwise by the Committee, as set forth in the Employee's Award Agreement.

9.7 NONTRANSFERABILITY. Performance Units/Shares may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, other than by will or if the grantee dies intestate by the laws of descent and distribution of the state of domicile of the grantee at the time of death. Further, an Employee's rights under the Plan shall be exercisable during the Employee's lifetime only by the Employee or the Employee's legal representative.


ARTICLE 10.       BENEFICIARY DESIGNATION

Each Employee under the Plan may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid in case of his or her death before he or she receives any or all of such benefit. Each such designation shall revoke all prior designations by the same Employee, shall be in a form prescribed by the Company, and will be effective only when filed by the Employee in writing with the Company during the Employee's lifetime. In the absence of any such designation, benefits remaining unpaid at the Employee's death shall be paid to the Employee's estate.

ARTICLE 11.       DEFERRALS

The Committee may permit or require an Employee to defer such Employee's receipt of the payment of cash or the delivery of Shares that would otherwise be due to such Employee by virtue of the exercise of an Option or SAR, the lapse or waiver of restrictions with respect to Restricted Stock, or the satisfaction of any requirements or goals with respect to Performance Units/Shares. If any such deferral election is required or permitted, the Committee shall, in its sole discretion, establish rules and procedures for such payment deferrals.

ARTICLE 12.       RIGHTS OF EMPLOYEES

12.1 EMPLOYMENT. Nothing in the Plan shall interfere with or limit in any way the right of the Company to terminate any Employee's employment at any time, nor confer upon any Employee any right to continue in the employ of the Company.


12.2 PARTICIPATION. No Employee shall be entitled to have the right to be selected to receive an Award under this Plan, or having been so selected, to be selected to receive a future Award.

ARTICLE 13.       CHANGE IN CONTROL

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13.1     TREATMENT OF OUTSTANDING AWARDS. Upon the occurrence of a Change in
         Control, unless otherwise specifically prohibited under applicable laws, or by the rules and regulations of any governing governmental agencies or national securities exchanges:

         (a) Any and all Options and SARs granted hereunder shall become immediately exercisable, and shall remain exercisable throughout their entire term;

         (b) Any restriction periods and restrictions imposed on Restricted Shares shall lapse;

         (c) The target payout opportunities attainable under all outstanding Awards of Restricted Stock, Performance Units and Performance Shares shall be deemed to have been fully earned for the entire Performance Period(s) as of the effective date of the Change in Control. The vesting of all Awards denominated in Shares shall be accelerated as of the effective date of the Change in Control, and there shall be paid out in cash to Employees within thirty (30) days following the effective date of the Change in Control an amount equal to one hundred percent (100%) of all targeted cash payout opportunities associated with outstanding cash-based Awards; and

         (d) Subject to ARTICLE 14 herein, the Committee shall have the authority to make any modifications to the Awards as determined by the Committee to be appropriate before the effective date of the Change in Control.

13.2 ACCELERATION OF AWARD VESTING. Notwithstanding any provision of this Plan or any Award Agreement provision to the contrary, the Committee, in its sole and exclusive discretion, shall have the power at any time to accelerate the vesting of any Award granted under the Plan to any Employee, including without limitation acceleration to such a date that would result in said Awards becoming immediately vested.

13.3 TERMINATION, AMENDMENT AND MODIFICATIONS OF CHANGE IN CONTROL PROVISIONS. Notwithstanding any other provision of this Plan or any Award Agreement provision, the provisions of this ARTICLE 13 may not be terminated, amended or modified on or after the date of a Change in Control to affect adversely any Award theretofore granted under the plan without the prior written consent of the Employee with respect to said Employee's outstanding Awards; provided, however, the Board of Directors, upon recommendation of the committee, may terminate, amend, or modify this ARTICLE 13 at any time and from time to time prior to the date of a Change in Control.

ARTICLE 14.       AMENDMENT, MODIFICATION AND TERMINATION

14.1 AMENDMENT, MODIFICATION AND TERMINATION. The Board may at any time and from time to time, alter, amend, suspend, or terminate the Plan in whole or in part.

14.2 ADJUSTMENT OF AWARDS UPON THE OCCURRENCE OF CERTAIN UNUSUAL OR NONRECURRING EVENTS. The Committee may make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in SECTION 4.3 hereof) affecting the Company or the financial statements of the Company or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determined that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan; provided that no such adjustment shall be authorized to the extent that such authority would be inconsistent with the Plan's meeting the requirements of Section 162(m) of the Code, as from time to time amended.

14.3 AWARDS PREVIOUSLY GRANTED. No termination, amendment, or modification of the Plan shall adversely affect in any material way any Award previously granted under the Plan, without the written consent of the Employee holding such Award.

14.4 COMPLIANCE WITH CODE 162(M). At all times when Code Section 162(m) is applicable, all Awards granted under this Plan shall comply with the requirements of Code Section 162(m); provided, however, that in the event the Committee determines that such compliance is not desired with respect to any Award or Awards available for grant under the Plan, then compliance with Code Section 162(m) will not be required. In addition, in the event that any changes are made to Code Section 162(m) to permit greater

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         flexibility with respect to any Award or Awards available under the
         Plan, the Committee may, subject to this ARTICLE 14, make any adjustments it deems appropriate.

ARTICLE 15.       WITHHOLDING

15.1 TAX WITHHOLDING. The Company shall have the power and the right to deduct or withhold, or require any Employee to remit to the Company, an amount sufficient to satisfy Federal, state and local taxes, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result of this Plan.

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15.2     SHARE WITHHOLDING. With respect to withholding required upon the exercise of Options or SARs, upon the lapse of restrictions on Restricted Stock, or upon any other taxable event arising as a result of Awards granted hereunder, Employees may elect, subject to the approval of the Committee, to satisfy the withholding requirement, in whole or in part, by having the Company withhold Shares having a Fair Market Value on the date the tax is to be determined equal to the minimum statutory total tax which could be imposed on the action. All such elections shall be irrevocable, made in writing, signed by the Employee, and shall be subject to any restrictions or limitations that the Committee, in its sole discretion, may determine.

ARTICLE 16.       INDEMNIFICATION

Each person who is or shall have been a member of the Committee, or of the Board, shall be indemnified and held harmless by the Company against and from any loss, cost, liability or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company's approval, or paid by him or her in satisfaction of any judgment in any such action, suit or proceeding against him or her, provided he or she shall give the Company an opportunity at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other right of indemnification to which such persons may be entitled under the Company's Articles of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

ARTICLE 17.       SUCCESSOR

All obligations of the Company under the Plan with respect to Awards granted hereunder shall be binding upon any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

ARTICLE 18.       LEGAL CONSTRUCTION

18.1 GENDER AND NUMBER. Except where otherwise indicated by the context, any masculine term used herein shall also include the feminine; the plural shall include the singular and the singular shall include the plural.

18.2 SEVERABILITY. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

18.3 REQUIREMENTS OF LAW. The granting of Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by governmental agencies or national securities exchanges as may be required.

18.4 SECURITIES LAW COMPLIANCE. With respect to (i) any person who is required to file reports pursuant to the rules promulgated under
         Section 16 of the Exchange Act and (ii) insiders, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act. To the extent any provision of the Plan or action by the Committee fails to so comply, it will be deemed null and void to the extent permitted by law and deemed advisable by the Committee.

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18.5     GOVERNING LAW. To the extent not preempted by Federal law, the Plan and all agreements hereunder, shall be construed in accordance with and governed by the laws of the Commonwealth of Pennsylvania.

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